Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Fresh Medical Laboratories, Inc. (the “Company”) for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “Report”), I, Steven Eror, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.

The  Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 3, 2014	/s/ Steven Eror
Steven Eror
Chief Executive Officer